UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: February 21, 2018
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01. Other Events.

On February 21, 2018, the Company issued a press release announcing that Sankar S. (Raj) Nair had separated from the Company, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference. On February 21, 2018, the Company entered a Separation and Waiver Agreement with Mr. Nair regarding the terms of his separation from the Company (the “Separation Agreement”).

Pursuant to the Separation Agreement, Mr. Nair is entitled to retirement benefits under the Company’s Select Retirement Plan (“SRP”) and he will continue to receive healthcare benefits. Mr. Nair will not receive an award under the Company’s Annual Incentive Compensation Plan for the 2017 and 2018 performance periods and the following equity-based awards granted to Mr. Nair will be canceled: outstanding unvested time-based restricted stock units, performance-based restricted stock units that are still in their performance periods, any final award for the 2015-2017 performance-based restricted stock unit grant, and unexercised stock options. In return for receiving retirement benefits under the SRP and the other benefits described above, Mr. Nair agrees to a standard waiver of claims against the Company, to cooperate with any future Company investigations and litigation of which he can provide assistance, and a two year non-compete agreement.

In addition, the Company issued a press release on February 22, 2018 announcing several executive appointments, including that John T. Lawler, presently Vice President Controller and Chief Financial Officer, Global Markets, is appointed Vice President, Strategy effective March 1, 2018. Cathy O’Callaghan, currently Chief Financial Officer, South America is appointed Vice President and Controller effective June 1, 2018. Mr. Lawler will retain the duties of Controller until June 1, 2018. The Company's press release is attached to this Report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99.1	News Release dated February 21, 2018	Filed with this Report

Exhibit 99.2	News Release dated February 22, 2018	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: February 22, 2018	By:	/s/ Jonathan E. Osgood
Jonathan E. Osgood
Secretary

*
Any reference in the attached exhibit(s) to our corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.